Exhibit 10.2

Exhibit 10.2

AMENDMENT NO. 1 TO Financing AGREEMENT

This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Agreement”) dated as of October 4, 2022 (the “First Amendment Effective Date”), is made by and among Beachbody, LLC, a Delaware limited liability company (the “Borrower”), The Beachbody Company, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance, LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”) and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrower, the Parent, the other Guarantors and the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Financing Agreement, dated as of August 8, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).

NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Financing Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the First Amendment Effective Date:

(a) The definition of “Excluded Account” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:

““Excluded Account” means (A) any deposit account or any other accounts which (i) are used for the sole purpose of making payroll, payroll and withholding Tax payments related thereto (the employee portion thereof) and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, bonuses, benefits and expense reimbursements), (ii) are used for the sole purpose of paying Taxes, including payroll, withholding and sales or similar Taxes and Tax Distributions, (iii) are zero balance deposit accounts, (iv) constitute custodian, trust, fiduciary or other escrow accounts or collateral accounts established for the benefit of third parties in the ordinary course of business in connection with transactions permitted hereunder, or (v) are accounts that contain amounts which do not exceed a balance of $10,000 per such account or $50,000 for all such accounts in the aggregate or (B) (i) that certain deposit account identified as number 55519203 established and maintained at Bank of America, N.A. for Team Beachbody Canada, LP and (ii) that certain deposit account identified as number 56969209 established and maintained at Bank of America, N.A. for Myx Fitness, LLC, solely for so long as the average balance on deposit therein over any four-week period shall not exceed the Dollar equivalent of $4,000,000 in the aggregate, which average balance shall be measured on and as of the date of delivery of each weekly Liquidity report delivered (or required to be delivered) pursuant to Section 7.01(a)(v)

(beginning with the first such report immediately following the First Amendment Effective Date) on a trailing four week basis (by calculating the average of the balance on deposit in such accounts on the date of such weekly Liquidity report and on the date of each of the three most recent weekly Liquidity reports delivered (or required to be delivered) pursuant to Section 7.01(a)(v) prior to such date), in each case, as evidenced by such report.”

(b) The definition of “Qualified Cash” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:

““Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash on-hand of the Loan Parties maintained in deposit accounts in the name of a Loan Party in the United States or Canada as of such date, which deposit accounts are subject to Control Agreements; provided, that prior to the date that is 60 days after the Effective Date (or such later date as agreed to by the Collateral Agent in its sole discretion) so long as the Loan Parties are using commercially reasonable efforts to put in place such Control Agreements, such unrestricted cash shall not be subject to the requirement to be subject to a Control Agreement prior to such date.”

(c) Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““First Amendment” means that certain Amendment No. 1, dated as of October 4, 2022, by and among the Borrower, the Parent, each other Loan Party party thereto, the Administrative Agent and the Lenders party thereto.”

““First Amendment Effective Date” means the First Amendment Effective Date, as such term is defined in the First Amendment.”

(d) Section 8.01(b) of the Financing Agreement is hereby amended by deleting the text “45 days” in each instance it appears therein and replacing it with the text “60 days”.

Section 3. Representations and Warranties. Each Loan Party represents and warrants to each Agent and the Lenders that, as of the date of this Agreement, after giving effect to the terms of this Agreement:

(a) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant thereto on or prior to the First Amendment Effective Date are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of the First Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty is true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of such earlier date); and

(b) no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective upon satisfaction of the following conditions:

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

(a) Execution. The Agents (or their counsel) shall have received from the Borrower, the Parent and each Lender party to the Financing Agreement constituting Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy or electronic transmission (e.g., “pdf”) of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; and

(b) First Amendment Effective Date Certificate. The Parent and the Borrower shall have delivered to the Administrative Agent a certificate signed by an Authorized Officer of the Borrower certifying as to the matters specified in Sections 3(a) and (b).

Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Financing Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as specified herein. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent, the Collateral Agent and the Lenders under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents. Except as set forth herein, the Financing Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each of the Parent and the Borrower hereby ratifies and confirms its obligations thereunder as of the date hereof. This Agreement shall not constitute a course of dealing between the Loan Parties, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, at variance with the Financing Agreement or any other Loan Document such as to require further notice by the Administrative Agent, the Collateral Agent and the Lenders to any Loan Party to require strict compliance with the terms of the Financing Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 6. Confirmation. Each Loan Party (a) confirms its obligations under the Loan Documents as of the date hereof, (b) confirms that its obligations under the Financing Agreement as modified and expanded hereby are entitled to the benefits of the pledges set forth in the Loan Documents, (c) confirms that its obligations under the Financing Agreement as modified and expanded hereby constitute Obligations and (d) agrees that the Financing Agreement as modified hereby is the Financing Agreement under and for all purposes of the Loan Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect as of the date hereof, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents. Each Guarantor (a) confirms its guarantee obligations under the Financing Agreement as of the date hereof, (b) confirms that its obligations under the Financing Agreement as modified and expanded hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (c) confirms that its obligations under the Financing Agreement as modified and expanded hereby constitute “Obligations”. Each Loan Party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect as of the date hereof.

Section 7. Miscellaneous.

(a) This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Financing Agreement shall remain unchanged and in full force and effect. This Agreement, the Financing Agreement, the Security Agreement and the other Loan Documents constitute the entire

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The provisions of Section 12.08 of the Financing Agreement are hereby incorporated herein, mutatis mutandis.

(b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(c) Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

BEACHBODY, LLC
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer
PARENT:

THE BEACHBODY COMPANY, INC.
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

GUARANTORS:

MYX FITNESS, LLC OPENFIT, LLC LADDER, LLC TEAM BEACHBODY CANADA, LLC.
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

TEAM BEACHBODY CANADA LTD.

By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

OPENFIT CANADA, INC.

By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

TEAM BEACHBODY CANADA LIMITED PARTNERSHIP
by its general partner, TEAM BEACHBODY CANADA LTD.
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

BLUE TORCH FINANCE, LLC
By:	/s/ Kevin Genda
Name: Kevin Genda
Title: CEO

LENDERS:

BTC HOLDINGS FUND II LLC
By:	Blue Torch Credit Opportunities Fund II LP, its sole member
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: CEO

BTC HOLDINGS SBAF FUND LLC
By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: CEO

BTC HOLDINGS KRS FUND LLC
By:	Blue Torch Credit Opportunities KRS Fund LP, its sole member
By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: CEO

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

BLUE TORCH CREDIT OPPORTUNITIES FUND II LP
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: CEO

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP
By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: CEO

IF "" = "1" "Error! Unknown document property name." ""

IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""